UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022 (June 14, 2022)

ACRI CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-263477	87-4328187
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13284 Pond Springs Rd, Ste 405

Austin, Texas 78729

(Address of principal executive offices)

512-666-1277

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 14, 2022, Acri Capital Acquisition Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 8,625,000 units (the “Units”), which included 1,125,000 units issued upon the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 5,240,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Acri Capital Sponsor LLC (the “Sponsor”), with each whole Warrant entitling the holder thereof to purchase one Class A Common Stock at an exercise price of $11.50 per share, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,240,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor, as the holder of the Private Placement Warrents, has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The proceeds of $ 87,975,000 (or $10.20 per Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Wilmington Trust, N.A. acting as trustee.

An audited balance sheet as of June 14, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of June 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chairwoman and CEO

Date: June 22, 2022

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